UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2023

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 24, 2023, Voya Financial, Inc., a Delaware corporation (“Parent”), completed its previously announced acquisition of Benefitfocus, Inc., a Delaware corporation (the “Company”), through the merger of Origami Squirrel Acquisition Corp, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”), pursuant to the Agreement and Plan of Merger, dated as of November 1, 2022 (the “Original Agreement”), as amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2022 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.001 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding shares of Common Stock owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent or owned by the Company or any of its wholly owned subsidiaries that are, in each case, not held on behalf of third parties, and shares of Common Stock owned by stockholders of the Company who did not vote in favor of the Merger and have properly demanded and not withdrawn or otherwise lost appraisal rights under Delaware law) was converted into the right to receive $10.50 per share in cash, without interest and subject to any applicable withholding taxes (the “Per Share Common Stock Merger Consideration”) and (ii) each share of the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Time was converted into the right to receive an amount of cash equal to the Convertible Preferred Liquidation Amount, as defined in the Merger Agreement, without interest and subject to any applicable withholding taxes. As a result of the consummation of the transactions contemplated by the Merger Agreement, the Company became a wholly owned subsidiary of Parent at the Effective Time.

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Original Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Original Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties.

Item 1.01	Entry into a Material Definitive Agreement.

The Merger constitutes a Merger Event (as defined in the Indenture, dated as of December 27, 2018 (the “Indenture,” as supplemented by the First Supplemental Indenture (defined below)), by and between the Company and U.S. Bank Trust Company, National Association (formerly known as U.S. Bank National Association), as trustee (the “Trustee”), relating to the Company’s 1.25% Convertible Senior Notes Due 2023 (the “Notes”)). In accordance with Section 14.07 of the Indenture, the Company and the Trustee entered into a First Supplemental Indenture to the Indenture, dated as of January 24, 2023 (the “First Supplemental Indenture”), relating to the Company’s Notes, which provides that at and after the Effective Time the right to convert each $1,000 principal amount of Notes into shares of Common Stock, as set forth in Section 14.01 of the Indenture, has been changed to a right to convert each $1,000 principal amount of Notes into Reference Property (as defined in the Indenture), which consists solely of cash.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on January 24, 2023, all outstanding obligations in respect of principal, interest and fees under that certain Credit Agreement, dated as of August 17, 2022 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, joint lead arranger and sole bookrunner and Wells Fargo Securities, LLC and Regions Bank as joint lead arrangers, were repaid, and the Credit Agreement and all liens arising thereunder were terminated, along with the obligations of the parties thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time:

•

each vested and outstanding option (each, a “Company Option”) to purchase shares of Common Stock was cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Company Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (A) the Per Share Common Stock Merger Consideration over (B) the exercise price per share of Common Stock of such Company Option, less applicable taxes required to be withheld with respect to such payment;

•

in respect of (i) each outstanding Company equity-based award (each, a “Company Equity Award”) that was granted in 2019 or 2020 (a “Prior Award”), (ii) the unvested number of shares of Common Stock underlying each outstanding Company RSU (as defined below) granted in connection with the transactions contemplated by the Merger Agreement (each, a “Company Retention RSU”) and each outstanding restricted stock award granted in replacement of a Company Retention RSU that would vest at the Effective Time (each, a “Company Retention RSA”) (iii) each outstanding performance stock unit which has been earned under the Company’s 2022 short-term incentive plan for the 2022 performance period (each, a “Company 2022 STI RSU”) and (iv) the unvested number of shares of Common Stock underlying each outstanding Company RSU granted pursuant to the Company’s Own It equity program (each, a “Specified Company RSU” and together with the Prior Awards, Company Retention RSUs, Company Retention RSAs and Company 2022 STI RSUs, the “Specified Awards”), such award or shares, as the case may be, was cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Specified Award immediately prior to the Effective Time, multiplied by (ii) the Per Share Common Stock Merger Consideration, less applicable taxes required to be withheld with respect to such payment;

•

each outstanding restricted stock unit (each, a “Company RSU”) that is not a Specified Award (including any outstanding Company Retention RSU and each outstanding performance stock unit which has been earned for the applicable performance period (which performance period has ended prior to the closing of the Merger) and which is only subject to time-based vesting as of the closing of the Merger (each, a “Company Time-Vesting PSU”)) that are not Specified Awards, was assumed by Parent and converted into a restricted stock unit (a “Parent RSU”) covering a number of shares of common stock of Parent, par value $0.01 per share (the “Parent Common Stock”) (rounded down to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Company RSUs or Company Time-Vesting PSUs immediately prior to the Effective Time multiplied by (ii) the quotient, rounded to four decimal places, of (a) the Per Share Common Stock Merger Consideration, divided by (b) the volume weighted average price of Parent Common Stock for a ten day trading period, starting with the opening of trading on the eleventh trading day prior to the closing date, as reported by Bloomberg (such quotient, the “Equity Award Exchange Ratio”);

•

each outstanding performance stock unit other than a Company Time-Vesting PSU or a Specified Award (each, a “Company PSU”) was assumed by Parent and converted into a Parent RSU covering a number of shares of Parent Common Stock (rounded down to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Company PSUs based on target performance multiplied by (ii) the Equity Award Exchange Ratio;

•

each outstanding Company RSU and Company PSU held by a non-employee director or consultant of the Company or by any employee who is not an employee of the Company and its subsidiaries at the Effective Time who continues to remain employed with the Company or any of its subsidiaries was cancelled in consideration for the right to receive, without interest, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Company Equity Award immediately prior to the Effective Time based on target performance multiplied by (ii) the Per Share Common Stock Merger Consideration, less applicable taxes required to be withheld with respect to such payment; and

•

each outstanding restricted stock award, including each outstanding restricted stock award which has been earned for the applicable performance period (which performance period has ended prior to the Effective Time) and which is only subject to time-based vesting as of the Effective Time (each, a “Company Restricted Share”) and each outstanding Company Restricted Share with a performance period that has not ended prior to the Effective Time (each, a “Company Performance Restricted Share”) was assumed by Parent and converted into a restricted stock award (each, a “Parent Restricted Share”) covering a number of shares of Parent Common Stock (rounded to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Company Restricted Shares and Company Performance Restricted Shares based on target performance multiplied by (ii) the Equity Award Exchange Ratio.

Prior to the Effective Time, the Company’s board of directors, pursuant to the Merger Agreement, caused the six-month offering period under the Company’s 2016 Employee Stock Purchase Plan (the “ESPP”) that commenced on July 1, 2022 (the “Final Offering”) to be the final offering period under the ESPP. The Final Offering ended at the Effective Time, each ESPP participant’s accumulated contributions, under the ESPP, without interest, will be returned to the participant through the payroll system of the Surviving Corporation as soon as practicable following the Effective Time and the ESPP was terminated in its entirety at the Effective Time such that no further rights will be granted or exercised under the ESPP thereafter.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The consummation of the Merger also constitutes a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indenture).

Pursuant to the Indenture, each Holder (as defined in the Indenture) has the option, subject to certain conditions, to require the Company to repurchase the Notes of such Holder in a principal amount equal to $1,000 or an integral multiple thereof on February 22, 2023 (the “Fundamental Change Repurchase Date”). The Company will repurchase such validly tendered and not withdrawn Notes at a price (the “Fundamental Change Repurchase Price”) equal to 100% of the principal amount thereof, plus any accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date. The Fundamental Change Repurchase Price, including accrued interest, is expected to be $1,002.33 per $1,000 principal amount of Notes validly surrendered for repurchase and not validly withdrawn.

In addition, pursuant to the terms and conditions of the Indenture, the Notes are currently convertible at the option of the Holders thereof. Pursuant to the terms and conditions of the Indenture, if any Holder elects to convert its Notes at any time from and after January 24, 2023 and the close of business (5:00 P.M. New York City time) on February 21, 2023 (the “Make-Whole Fundamental Change Conversion Deadline”), the applicable Conversion Rate (as defined in the Indenture) will not be increased in respect of the Make-Whole Fundamental Change because the price paid per share of the Common Stock in the Make-Whole Fundamental Change was less than $40.90 per share, resulting in a Conversion Rate of 18.8076 units of Reference Property (each consisting of $10.50 in cash) per $1,000 principal amount of Notes properly converted through the Make-Whole Fundamental Change Deadline.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified the Nasdaq Global Market (“Nasdaq”) that each outstanding share of Common Stock was converted into the right to receive the Per Share Common Stock Merger Consideration and requested that Nasdaq withdraw the listing of the Common Stock. The Company requested that Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Common Stock. The Common Stock ceased trading prior to the opening of the market on January 24, 2023, and will no longer be listed on Nasdaq. In addition, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Securities Exchange Act of 1934 and the suspension of reporting obligations of the Company under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report is incorporated herein by reference.

As a result of the consummation of the transactions contemplated by the Merger Agreement, the Company became a wholly owned subsidiary of Parent at the Effective Time.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of the Company immediately prior to the effectiveness of the Merger, ceased serving in such capacities with the Surviving Corporation.

Effective as of the Effective Time, in accordance with the terms of the Merger Agreement, all of the incumbent officers of the Company immediately prior to the effectiveness of the Merger, continued as officers of the Surviving Corporation.

From and after the Effective Time, until the earlier of their death, resignation, removal or disqualification or until successors are duly elected or appointed and qualified, Michael R. Katz and Michelle P. Luk will be the directors of the Surviving Corporation.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Immediately following the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Second Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 24, 2023, the Company issued a press release announcing the closing of the Merger. The press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2022, by and among the Company, Voya Financial, Inc., and Origami Squirrel Acquisition Corp (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 19, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Benefitfocus, Inc.

3.2	Amended and Restated Bylaws of Benefitfocus, Inc.

4.1	First Supplemental Indenture, dated as of January 24, 2023, between Benefitfocus, Inc. and U.S. Bank Trust Company, National Association, as Trustee

99.1	Press Release regarding closing of the Merger, dated as of January 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benefitfocus, Inc.

By:	/s/ Alpana Wegner
Name:	Alpana Wegner
Title:	Chief Financial Officer

Date: January 24, 2023